Exhibit 99.1

PRESS RELEASE		Contact: Jeff W. Dick
HOLD FOR RELEASE:	April 14, 2020, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports First Quarter Earnings

Fairfax, Virginia – April 14, 2020 - MainStreet Bancshares, Inc. (Nasdaq: MNSB) reported net income of $3.5 million for the first quarter of 2020, which represents a 1.04% return on average assets, and a 9.97% return on average equity, or $0.42 per share of common stock (basic and diluted) for the quarter-ended March 31, 2020.

Net interest income of $10.3 million and noninterest income of $1.4 million continued to trend favorably and consistently for the quarter ended March 31, 2020.  Loan loss provisions of $350,000 for the quarter ended March 31, 2020 were primarily driven by loan growth.

Total assets were $1.3 billion and net loans were $1.1 billion as of March 31, 2020.  Asset quality remained solid with non-performing assets to total assets at 0.10% as of March 31, 2020.  Non-interest-bearing deposits were $241.0 million, representing just over 21% of total deposits at March 31, 2020.  Total deposits as of March 31, 2020 were $1.1 billion. Capital levels for the Company remain strong.

As of March 31, 2020, the Company’s tangible book value per share was $16.98, up 12.1% from $15.15 as of March 31, 2019.  According to Nasdaq, there were 12,093 trades during the quarter totaling 749,744 shares traded. The closing share price of the Company’s common stock on March 31, 2020 was $16.76, or 98.7% of book value. The market cap was $138.4 million as of March 31, 2020.  In reaction to the significant drop in share price, the Company repurchased 60,000 shares (0.7% of shares outstanding) on March 13, 2020 at a price of $16.54 per share under its previously announced share repurchase program.  The Company does not intend to repurchase additional shares at this time.

COVID-19 Timeline

12/31/2019	1/23/2020	2/29/2020	3/13/2020	3/16/2020
WHO reports mysterious illness in China	WHO declares global health emergency	1st death reported in U.S.	President Trump declares national emergency	MainStreet Bank adopts work from home strategy

The coronavirus (COVID-19) changed from a relatively unknown status at the start of the year to “pandemic” status in the United States by mid-March.   The Company’s first quarter performance was not significantly impacted by the effects of the coronavirus pandemic.

QUOTES: “We had a good first quarter, but from mid-March onward, we’ve been focused on preventative measures to help our customers,” said Chris Brockett, President of MainStreet Bancshares, Inc. and MainStreet Bank. “Our team created meaningful loan forbearance programs for consumers, professionals and small businesses, with the goal of helping to preserve their liquidity.  And, when President Trump signed H.R 748, The CARES Act, into law on March 26th, our team worked around the clock to implement the Paycheck Protection Program for our customers.”

“Our technology has been a gamechanger,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “We made the decision to work from home on a Sunday and the next day, Monday March 16th, all but the limited branch team were up and working from home.  Since most of our customers were already comfortable using our online banking platform, we temporarily closed two of our seven locations and reduced the hours of the remaining locations.  We set the loan forbearance documents and Paycheck Protection Program documents up for DocuSign digital signature(s) for ease of execution, and we hold all meetings by video calls to keep our teams ‘in the know’.  Finally, we increased the average hourly wage of our dedicated customer-facing branch staff by upwards of 50% as they are literally on the front line of this pandemic.”

ABOUT MAINSTREET BANK:  MainStreet operates seven branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg, Clarendon and Washington D.C.

MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in well over 1,000 businesses in the metropolitan area.

MainStreet Bank has a full complement of payment system services for third party payment providers.  MainStreet has a known market leader and a highly experienced team ready to help payment providers create a solution perfect for their needs.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction and commercial real estate.  MainStreet Bank is an SBA Preferred Lender, offering SBA 7(a) and 504 lending solutions.  From mobile banking and Apple Pay to instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve its customer experience.

MainStreet Bank was the first community bank in the Washington, D.C. metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides up to $55 million in FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(Unaudited)

(In thousands, except share data)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
ASSETS
Cash and cash equivalents
Cash and due from banks	$62,098	$53,376	$52,580	$44,976	$29,741
Federal funds sold	10,677	11,468	19,432	19,835	30,034
Total cash and cash equivalents	72,775	64,844	72,012	64,811	59,775
Investment securities available for sale, at fair value	102,191	92,791	88,198	60,079	69,308
Investment securities held to maturity, at carrying value	23,878	23,914	24,410	24,946	25,487
Restricted equity securities, at cost	5,041	6,157	4,882	5,307	5,732
Loans, net of allowance for loan losses of $9,898, $9,584, $9,370, $9,185, and $9,189, respectively	1,059,628	1,030,425	992,609	983,574	943,735
Premises and equipment, net	14,666	14,153	14,109	14,208	14,226
Other real estate owned, net	1,207	1,207	1,207	1,207	—
Accrued interest and other receivables	4,809	5,420	5,373	5,681	5,644
Bank owned life insurance	24,761	24,562	19,381	14,275	14,169
Other assets	20,786	13,885	11,414	9,945	7,824
Total Assets	$1,329,742	$1,277,358	$1,233,595	$1,184,033	$1,145,900
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$240,979	$252,707	$218,087	$201,405	$193,744
Interest-bearing DDA deposits	16,846	53,707	54,438	65,117	59,639
Savings and NOW deposits	60,454	63,015	63,746	61,945	61,537
Money market deposits	265,443	141,337	125,716	115,641	147,655
Time deposits	559,489	560,857	601,896	566,292	504,071
Total deposits	1,143,211	1,071,623	1,063,883	1,010,400	966,646
Federal Home Loan Bank advances and other borrowings	10,000	40,000	10,000	20,000	30,000
Subordinated debt	14,812	14,805	14,798	14,791	14,783
Other liabilities	21,424	13,896	11,697	9,806	9,488
Total Liabilities	1,189,447	1,140,324	1,100,378	1,054,997	1,020,917
Stockholders’ Equity:
Common stock, par value $4 per share, authorized 10,000,000 shares; issued and outstanding, 8,260,231 shares at March 31, 2020 including 155,742 unvested shares, 8,260,259 shares at December 31, 2019 including 160,961 unvested shares, 8,260,259 shares at September 30, 2019 including 160,961 unvested shares, 8,250,259 at June 30, 2019 including 153,586 unvested shares, 8,249,759 shares at March 31, 2019 including 153,086 unvested shares.	32,418	32,397	32,397	32,387	32,387
Capital surplus	74,482	75,117	74,860	74,609	74,353
Retained earnings	32,567	29,097	25,535	21,826	18,395
Accumulated other comprehensive gain (loss)	828	423	425	214	(152)
Total Stockholders’ Equity	140,295	137,034	133,217	129,036	124,983
Total Liabilities and Stockholders’ Equity	$1,329,742	$1,277,358	$1,233,595	$1,184,033	$1,145,900

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(Unaudited)

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	March 31, 2020	March 31, 2019	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
INTEREST INCOME:
Interest and fees on loans	$14,220	$12,916	$14,220	$14,223	$14,192	$13,877	$12,916
Interest on investment securities	501	556	501	534	497	615	556
Interest on federal funds sold	395	345	395	271	412	375	345
Total interest income	15,116	13,817	15,116	15,028	15,101	14,867	13,817
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	117	245	117	195	275	283	245
Interest on savings and NOW deposits	64	73	64	71	71	74	73
Interest on money market deposits	778	763	778	489	539	587	763
Interest on time deposits	3,566	2,931	3,566	3,730	3,900	3,635	2,931
Interest on Federal Home Loan Bank advances and other borrowings	50	219	50	92	76	162	219
Interest on subordinated debt	241	238	241	244	244	241	238
Total interest expense	4,816	4,469	4,816	4,821	5,105	4,982	4,469
Net interest income	10,300	9,348	10,300	10,207	9,996	9,885	9,348
Provision for loan losses	350	325	350	358	185	750	325
Net interest income after provision for loan losses	9,950	9,023	9,950	9,849	9,811	9,135	9,023
NON-INTEREST INCOME:
Deposit account service charges	487	370	487	460	392	446	370
Bank owned life insurance income	199	105	199	181	106	106	105
Loan swap fee income	403	290	403	111	407	181	290
Net gain on available-for-sale securities	—	—	—	—	—	5	—
Net gains on sale of loans	—	—	—	—	303	263	—
Other fee income	325	161	325	407	228	340	161
Total other income	1,414	926	1,414	1,158	1,436	1,341	926
NON-INTEREST EXPENSES:
Salaries and employee benefits	4,433	3,860	4,433	4,179	3,890	3,847	3,860
Furniture and equipment expenses	454	385	454	457	451	435	385
Advertising and marketing	256	105	256	375	235	191	105
Occupancy expenses	267	213	267	221	214	217	213
Outside services	276	227	276	169	306	161	227
Administrative expenses	164	167	164	198	190	176	167
Other operating expenses	1,293	1,051	1,293	1,104	1,203	1,150	1,051
Total other expenses	7,143	6,008	7,143	6,703	6,489	6,177	6,008
INCOME BEFORE INCOME TAXES	4,221	3,941	4,221	4,304	4,758	4,299	3,941
Income tax expense	751	694	751	742	1,049	868	694
NET INCOME	$3,470	$3,247	$3,470	$3,562	$3,709	$3,431	$3,247
Net income per common share, basic and diluted	$0.42	$0.39	$0.42	$0.43	$0.45	$0.42	$0.39
Weighted average number of shares, basic and diluted	8,287,317	8,242,873	8,287,317	8,260,259	8,251,672	8,250,210	8,242,873

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(Unaudited)

(In thousands)

	March 31, 2020		December 31, 2019		March 31, 2019		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$286,756	26.7%	$272,620	26.2%	$192,494	20.2%	5.2%	49.0%
Residential real estate loans	149,173	13.9%	150,848	14.5%	151,884	15.9%	-1.1%	-1.8%
Commercial real estate loans	449,786	42.0%	421,870	40.5%	409,522	42.9%	6.6%	9.8%
Commercial industrial loans	118,258	11.0%	121,225	11.6%	105,391	11.0%	-2.4%	12.2%
Consumer loans	68,159	6.4%	75,583	7.2%	95,299	10.0%	-9.8%	-28.5%
Total Gross Loans	$1,072,132	100.0%	$1,042,146	100.0%	$954,590	100.0%	2.9%	12.3%
Less: Allowance for loan losses	(9,898)		(9,584)		(9,189)
Net deferred loan fees	(2,606)		(2,137)		(1,666)
Net Loans	$1,059,628		$1,030,425		$943,735
DEPOSITS:
Non-interest bearing demand deposits	$240,979	21.1%	$252,707	23.6%	$193,744	20.0%	-4.6%	24.4%
Interest-bearing demand deposits:
Demand deposits	16,846	1.5%	53,707	5.0%	59,639	6.2%	-68.6%	-71.8%
Savings and NOW deposits	60,454	5.3%	63,015	5.9%	61,537	6.4%	-4.1%	-1.8%
Money market accounts	265,443	23.2%	141,337	13.1%	147,655	15.3%	87.8%	79.8%
Certificates of deposit $250,000 or more	213,409	18.7%	217,200	20.3%	124,921	12.9%	-1.7%	70.8%
Certificates of deposit less than $250,000	346,080	30.2%	343,657	32.1%	379,150	39.2%	0.7%	-8.7%
Total Deposits	$1,143,211	100.0%	$1,071,623	100.0%	$966,646	100.0%	6.7%	18.3%
BORROWINGS:
Federal Home Loan Bank advances	10,000	40.3%	40,000	73.0%	30,000	67.0%	-75.0%	-66.7%
Subordinated debt	14,812	59.7%	14,805	27.0%	14,783	33.0%	0.0%	0.2%
Total Borrowings	$24,812	100.0%	$54,805	100.0%	$44,783	100.0%	-54.7%	-44.6%
Total Deposits and Borrowings	$1,168,023		$1,126,428		$1,011,429		3.7%	15.5%

Core customer funding sources (1)	$785,661	67.2%	$654,213	58.1%	$566,398	56.0%	20.1%	38.7%
Brokered and listing service sources (2)	357,550	30.6%	417,410	37.1%	400,248	39.6%	-14.3%	-10.7%
Federal Home Loan Bank advances	10,000	0.9%	40,000	3.6%	30,000	3.0%	-75.0%	-66.7%
Subordinated debt (3)	14,812	1.3%	14,805	1.2%	14,783	1.4%	0.0%	0.2%
Total Funding Sources	$1,168,023	100.0%	$1,126,428	100.0%	$1,011,429	100.0%	3.7%	15.5%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(In thousands)

	For the three months ended March 31, 2020			For the three months ended March 31, 2019
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)	$1,058,738	$14,220	5.37%	$936,401	$12,916	5.52%
Investment securities	73,838	501	2.71%	68,550	556	3.24%
Federal funds and interest-bearing deposits	136,314	395	1.16%	64,944	345	2.12%
Total interest earning assets	$1,268,890	$15,116	4.77%	$1,069,895	$13,817	5.17%
Other assets	59,363			36,788
Total assets	$1,328,253			$1,106,683
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$33,558	$117	1.39%	$56,701	$245	1.73%
Money market deposit accounts	230,158	778	1.35%	143,825	763	2.12%
Savings and NOW deposits	62,699	64	0.41%	58,616	73	0.50%
Time deposits	567,112	3,566	2.52%	468,009	2,931	2.51%
Total interest-bearing deposits	$893,527	$4,525	2.03%	$727,151	$4,012	2.21%
Federal funds and repos purchased	—	—	—	$139	$1	2.88%
Subordinated debt	14,809	241	6.51%	14,780	238	6.44%
FHLB borrowings	10,330	50	1.94%	34,111	218	2.56%
Total interest-bearing liabilities	$918,666	$4,816	2.10%	$776,181	$4,469	2.30%
Demand deposits and other liabilities	270,422			207,180
Total liabilities	$1,189,088			$983,361
Stockholders’ Equity	139,165			123,322
Total Liabilities and Stockholders’ Equity	$1,328,253			$1,106,683
Interest Rate Spread			2.67%			2.87%
Net Interest Income and Margin		$10,300	3.25%		$9,348	3.50%

(1)	Includes loans classified as non-accrual.

UNAUDITED SUMMARY FINANCIAL DATA

(Unaudited)

(Dollars in thousands except per share data)

	At or For the Three Months Ended
	March 31,
	2020	2019
Per share Data and Shares Outstanding
Earnings per share (basic and diluted)	$0.42	$0.39
Tangible book value per share	$16.98	$15.15
Weighted average common shares (basic and diluted)	8,287,317	8,242,873
Common shares outstanding at end of period	8,260,231	8,249,759
Performance Ratios
Return on average assets (annualized)	1.04%	1.17%
Return on average equity (annualized)	9.97%	10.53%
Yield on earning assets (annualized)	4.77%	5.17%
Cost of interest bearing liabilities (annualized)	2.10%	2.30%
Net interest spread	2.67%	2.87%
Net interest margin (annualized)	3.25%	3.50%
Noninterest income as a percentage of average assets (annualized)	0.43%	0.33%
Noninterest expense to average assets (annualized)	2.15%	2.17%
Efficiency ratio	60.98%	58.48%
Asset Quality
Loans 30-89 days past due to total gross loans	0.19%	0.01%
Loans 90 days past due to total gross loans	0.01%	0.00%
Non-accrual loans to total gross loans	0.01%	0.20%
Other real estate owned	$1,207	$—
Non-performing assets	$1,265	$1,973
Non-performing assets to total assets	0.10%	0.17%
Allowance for loan losses to total gross loans	0.93%	0.96%
Allowance for loan losses to non-performing assets	7.82	4.66
Net loan charge-offs (recoveries)	$36	$(33)
Net charge-offs to average loans (annualized)	0.01%	0.00%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$1,477	$1,502
Not performing in accordance with modified terms	$—	$1,939
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	12.44%	13.45%
Tier 1 risk-based capital ratio	11.68%	12.61%
Leverage ratio	11.45%	12.38%
Common equity tier 1 ratio	11.68%	12.61%
Other information
Closing stock price	$16.76	$21.60
Tangible equity / tangible assets	10.55%	10.91%
Average tangible equity / average tangible assets	10.48%	11.14%
Number of full time equivalent employees	125	113
# Full service branch offices	7	6

(1)	Regulatory capital ratios as of March 31, 2020 are preliminary.